UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2007

THE READER’S DIGEST ASSOCIATION, INC.

(Exact name of registrant as specified in charter)

Delaware	1-10434	13-1726769
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

Pleasantville, New York	10570-7000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

In connection with the financing required by RDA Holding Co. (formerly Doctor Acquisition Holding Co.) (“Holdings”) to complete its acquisition of The Reader’s Digest Association, Inc. (“RDA”) pursuant to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among Holdings, Doctor Acquisition Co. and RDA (the “RDA Acquisition”), Holdings is providing certain information about RDA and two portfolio companies of an investor group led by Ripplewood Holdings L.L.C. (“Ripplewood”) — Direct Holdings U.S. Corp. (“Direct Holdings”) and WRC Media Inc. (“WRC”) — that is not now publicly available.  Holdings has informed RDA that, concurrently with the RDA Acquisition, Ripplewood will cause Holdings to contribute Direct Holdings and WRC to RDA.  The financing for the RDA Acquisition currently also contemplates that combination.  However, the parties’ obligations to complete the RDA Acquisition are not conditioned on the completion of the contribution of WRC and Direct Holdings to RDA or any financing related to that contribution.

Portions of the written information provided in connection with the financing regarding, among other things, the historical operations and financial results of RDA, Direct Holdings and WRC and the combined company after the RDA Acquisition are contained in Exhibits 99.1 and 99.2, respectively, hereto.

The information included in Exhibits 99.1 and 99.2 is provided herewith solely because it is being made available in connection with the financing of the RDA Acquisition.  The information in Exhibit 99.2 has been provided to RDA by Holdings.  RDA has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the information in Exhibit 99.2.  In addition, RDA cannot assure you that the information concerning WRC, Direct Holdings or RDA following the RDA Acquisition, as well as certain information relating to the combined company, will not change and that any such changes will not be significant.  Furthermore, RDA cannot assure you that the combined company will be able to realize the cost savings, synergies or revenue enhancements that Holdings expects following the RDA Acquisition, either in the amount or the time frame that Holdings has stated to RDA.

The historical standalone financial information concerning WRC (i) as of and for the year ended December 31, 2004 has been derived from WRC’s audited historical consolidated financial statements and notes to those statements and (ii) as of and for each of the years ended December 31, 2005 and 2006 has been derived from WRC’s unaudited historical consolidated financial statements and notes to those statements.  Holdings has advised RDA that the audits for the periods ended December 31, 2005 and 2006 are substantially complete, however, audit reports relating to these financial statements have not yet been delivered.  The historical standalone financial information concerning Direct Holdings for the fiscal years ended June 25, 2005 and June 24, 2006 has been derived from Direct Holdings’ audited historical consolidated financial statements and notes to those statements. The historical data for the six months ended December 24, 2005 and December 23, 2006 have been derived from Direct Holdings’ unaudited historical consolidated financial statements and the notes to those statements.  In addition, Holdings has advised RDA that the pro forma financial information in Exhibit 99.2 has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) or Securities and Exchange Commission (“SEC”) rules and is preliminary and subject to change.  Holdings expects to provide, following the closing of the RDA Acquisition, financial statements for Direct Holdings and WRC after all audits and reviews have been completed, as well as full pro forma financial statements prepared by Holdings in accordance with GAAP and SEC rules.  The historical Direct Holdings and WRC and pro forma financial information when so finalized could differ materially from the information contained in Exhibit 99.2.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by RDA, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of RDA.

This report may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements inherently involve risks and uncertainties that could cause actual future results and occurrences to differ materially from the forward-looking statements.  Some of these risks and uncertainties, in addition to those specifically noted above, include factors relating to:

•                                          the effects of potentially more restrictive privacy and other governmental regulation relating to RDA’s marketing methods;

•                                          the effects of modified and varied promotions;

•                                          RDA’s ability to identify customer trends;

•                                          RDA’s ability to continue to create and acquire a broadly appealing mix of new products;

•                                          RDA’s ability to attract and retain new and younger magazine subscribers and product customers in view of the maturing of an important portion of RDA’s customer base;

•                                          RDA’s ability to attract and retain subscribers and customers in an economically efficient manner;

•                                          the effects of selective adjustments in pricing;

•                                          RDA’s ability to expand and more effectively utilize RDA’s customer database;

•                                          RDA’s ability to expand into new international markets and to introduce new product lines into new and existing markets;

•                                          RDA’s ability to expand into new channels of distribution;

•                                          RDA’s ability to negotiate and implement productive acquisitions, strategic alliances and joint ventures;

•                                          RDA’s ability to successfully integrate newly acquired and newly formed businesses;

•                                          the strength of relationships of newly acquired and newly formed businesses with their employees, suppliers and customers;

•                                          the accuracy of the basis of forecasts relating to newly acquired and newly formed businesses;

•                                          RDA’s ability to achieve financial savings related to restructuring programs;

•                                          RDA’s ability to contain and reduce costs, especially through global efficiencies;

•                                          the cost and effectiveness of RDA’s reengineering of business processes and operations;

•                                          the accuracy of RDA’s management’s assessment of the current status of RDA’s business;

•                                          the evolution of RDA’s organizational and structural capabilities;

•                                          RDA’s ability to respond to competitive pressures within and outside the direct marketing and direct sales industries, including the Internet;

•                                          RDA’s ability to recruit, train and retain effective sales personnel;

•                                          the effects of worldwide paper and postage costs;

•                                          the effects of possible postal disruptions on deliveries of promotions, products and payments;

•                                          the effects of foreign currency fluctuations;

•                                          the accuracy of RDA’s management’s assessment of the future effective tax rate and the effects of initiatives to reduce the rate;

•                                          the adequacy of RDA’s financial resources;

•                                          the effects of the terms of, and increased leverage resulting from additional borrowings under, RDA’s credit facilities;

•                                          the effects of interest rate fluctuations;

•                                          the effects of downgrades of RDA’s credit ratings;

•                                          the effects of economic and political changes in the markets where RDA competes;

•                                          the effects of weather in limiting RDA’s access to consumers;

•                                          the economic effects of terrorist activity and related events, especially those limiting RDA’s access to consumers and otherwise affecting the direct marketing and direct sales industries;

•                                          the completion of the merger with Doctor Acquisition Co., including a termination of the Merger Agreement under circumstances that could require us to pay a $25 million termination fee and/or $5 million of expenses to Holdings;

•                                          the incurrence of the costs, fees, expenses and charges related to the merger;

•                                          the effect of the announcement of the merger on RDA’s business relationships, operating results and business generally, including RDA’s ability to retain key employees;

•                                          the risk that the merger may not be completed in a timely manner or at all, which may adversely affect RDA’s business and the price of RDA’s common shares;

•                                          the potential adverse effect on RDA’s business, properties and operations of RDA’s compliance with certain covenants RDA agreed to in the merger agreement;

•                                          the risk that RDA may be subject to litigation in connection with the merger; and

•                                          risks related to diverting management’s attention from RDA’s ongoing business operations in connection with completion of the merger and related transactions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Certain information about The Reader’s Digest Association, Inc. being made available in connection with the financing of the RDA Acquisition.
99.2

Certain information regarding (i) WRC Media Inc. (“WRC”) and Direct Holdings U.S. Corp. (“Direct Holdings”), (ii) WRC, Direct Holdings or The Reader’s Digest Association, Inc. (“RDA”) following the acquisition referred to below, and (iii) the company resulting from the proposed combination of WRC, Direct Holdings and RDA, is being provided by RDA Holding Co. (formerly Doctor Acquisition Holding Co.) (“Holdings”) in connection with the financing to complete the acquisition of RDA by an investor group led by Ripplewood Holdings L.L.C. pursuant to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among Holdings, Doctor Acquisition Co. and RDA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER’S DIGEST ASSOCIATION, INC.
(Registrant)

Dated: February 16, 2007	/s/ Thomas D. Barry
Thomas D. Barry
Vice President of Finance and
Corporate Controller

Exhibit Index

Exhibit Number	Document
99.1	Certain information about The Reader’s Digest Association, Inc. being made available in connection with the financing of the RDA Acquisition.
99.2

Certain information regarding (i) WRC Media Inc. (“WRC”) and Direct Holdings U.S. Corp. (“Direct Holdings”), (ii) WRC, Direct Holdings or The Reader’s Digest Association, Inc. (“RDA”) following the acquisition referred to below, and (iii) the company resulting from the proposed combination of WRC, Direct Holdings and RDA, is being provided by RDA Holding Co. (formerly Doctor Acquisition Holding Co.) (“Holdings”) in connection with the financing to complete the acquisition of RDA by an investor group led by Ripplewood Holdings L.L.C. pursuant to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among Holdings, Doctor Acquisition Co. and RDA.